(Loss)/Earnings Per Common Share	12 Months Ended
Dec. 31, 2015
(LOSS)/EARNINGS PER COMMON SHARE [Abstract]
(LOSS)/EARNINGS PER COMMON SHARE
NOTE 19: LOSS PER COMMON SHARE

Loss per share is calculated by dividing net loss by the weighted average number of shares of Navios Holdings outstanding during the period.

For the year ended December 31, 2015, 1,698,569 potential common shares and 6,522,556 potential shares of convertible preferred stock have an anti-dilutive effect (i.e. those that increase income per share or decrease loss per share) and are therefore excluded from the calculation of diluted net loss per share.

For the year ended December 31, 2014, 3,437,148 potential common shares and 7,950,425 potential shares of convertible preferred stock have an anti-dilutive effect (i.e. those that increase income per share or decrease loss per share) and are therefore excluded from the calculation of diluted net loss per share.

For the year ended December 31, 2013, 2,649,796 potential common shares and 8,479,000 potential shares of convertible preferred stock have an anti-dilutive effect (i.e. those that increase income per share or decrease loss per share), and are therefore excluded from the calculation of diluted net loss per share.

	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2013
Numerator:
Net loss attributable to Navios Holdings common stockholders	$(134,112)	$(56,203)	$(109,063)
Less:
Dividend on Preferred Stock and on unvested restricted shares	(16,202)	(10,773)	(1,927)
Loss available to Navios Holdings common stockholders, basic and diluted	$(150,314)	$(66,976)	$(110,990)

Denominator:
Denominator for basic and diluted net loss per share attributable to Navios Holdings stockholders — adjusted weighted shares	105,896,235	103,476,614	101,854,415
Basic and diluted net loss per share attributable to Navios Holdings stockholders	$(1.42)	$(0.65)	$(1.09)